UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

Magnolia Oil & Gas Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38083 (Commission File Number)	81-5365682 (I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 1300

Houston, Texas 77046

(Address of principal executive offices, including zip code)

(713) 842-9050

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 Per Share	MGY	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act.

Introductory Note

As previously disclosed on July 20, 2026, Magnolia Oil & Gas Corporation, a Delaware corporation (“Magnolia”), and Magnolia Oil & Gas Operating LLC, a Delaware limited liability company (“Buyer”), entered into a purchase and sale agreement (the “Purchase Agreement”) with WildFire Energy I LLC, a Delaware limited liability company (“Seller”), pursuant to which Buyer agreed to purchase from Seller 100% of the issued and outstanding limited liability company interests (the “Acquisition”) of WildFire Intermediate Holdings, LLC (“Target”).

As consideration for the Acquisition and the transactions contemplated by the Purchase Agreement, the purchase price was comprised of (i) cash in the amount of $2,570 million, subject to final customary adjustments (the “Cash Consideration”), (ii) 32,203,000 shares of Magnolia’s Class A common stock (“common stock”), par value $0.0001 (the “Equity Consideration”) and (iii) the assumption of the 2029 Notes (as defined below).

The Acquisition closed on September 10, 2026 (the “Closing Date”). Immediately after the Acquisition closed, Target and certain subsidiaries of Target merged into Buyer and Buyer assumed the obligations under the 2029 Notes pursuant to the Supplemental Indenture (as defined below).

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the “Introductory Note” of this Current Report is hereby incorporated by reference into this Item 1.01.

Target Notes and Supplemental Indenture

2029 Notes

On September 26, 2024, Target issued $600.0 million aggregate principal amount of 7.500% Senior Notes due 2029 (the “2029 Notes”), pursuant to an indenture, dated as of September 26, 2024 (as amended or supplemented from time to time, the “Indenture”), among Target, the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The 2029 Notes are the general unsecured, senior obligations of the Buyer. The 2029 Notes are guaranteed on a senior unsecured basis by the guarantors party thereto and may be guaranteed by certain future subsidiaries of the Buyer.

The 2029 Notes will mature on October 15, 2029. The 2029 Notes bear interest at the rate of 7.500% per annum, payable semi-annually in arrears on each April 15 and October 15.

At any time prior to October 15, 2026, the Buyer may redeem up to 40% of the aggregate principal amount of the 2029 Notes, with an amount of cash not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 107.500% of the principal amount of the 2029 Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, if at least 60% of the aggregate principal amount of the 2029 Notes originally issued under the Indenture on the issue date remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering.

On or after October 15, 2026, the Buyer may redeem the 2029 Notes, in whole or in part, at the redemption prices set forth in the Indenture, together with accrued and unpaid interest, if any, to, but excluding, the date of redemption.

If the Buyer experiences certain kinds of changes of control, each holder of the 2029 Notes may require the Buyer to repurchase all or a portion of its 2029 Notes for cash at a price equal to 101% of the aggregate principal amount of such 2029 Notes, plus accrued and unpaid interest, if any, to the date of repurchase.

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The Indenture contains covenants that, among other things and subject to certain exceptions and qualifications, limit the ability of the Buyer and of its restricted subsidiaries to: (i) incur or guarantee additional indebtedness or issue certain types of preferred stock; (ii) pay dividends on capital stock or redeem, repurchase or retire its capital stock or subordinated indebtedness; (iii) transfer or sell assets; (iv) make investments; (v) create certain liens; (vi) enter into agreements that restrict dividends or other payments from its restricted subsidiaries to the Buyer or any of their restricted subsidiaries; (vii) consolidate, merge or transfer all or substantially all of its assets; (viii) engage in transactions with affiliates; and (ix) create unrestricted subsidiaries.

Upon an Event of Default (as defined in the Indenture), the Trustee or holders of at least 25% in aggregate principal amount of the 2029 Notes then outstanding may declare the principal of and accrued and unpaid interest on the 2029 Notes to be due and payable immediately.

WFE Supplemental Indenture

On the Closing Date, the Buyer entered into that certain First Supplemental Indenture (the “WFE Supplemental Indenture”) to the Indenture, among Buyer, the guarantor party thereto and the Trustee pursuant to which (i) the Buyer assumed the obligations of the Target under the Indenture and the 2029 Notes issued pursuant thereto and (ii) a subsidiary guarantor of the Buyer became party to the Indenture and provided a guarantee thereof.

The foregoing descriptions of the Indenture and WFE Supplemental Indenture are summaries only and are qualified in their entirety by reference to the Indenture and WFE Supplemental Indenture, copies of which are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

2032 Notes and 2034 Notes

In connection with the Acquisition, on the Closing Date, the Buyer caused its subsidiary, Magnolia Midstream LLC, a Delaware limited liability company (“Magnolia Midstream”), to enter into the (i) First Supplemental Indenture with Regions Bank to add Magnolia Midstream as a guarantor to the Buyer’s 6.875% Senior Notes due 2032 (the “2032 Notes”) and (ii) First Supplemental Indenture (collectively, the “MGY Supplemental Indentures”) with Regions Bank to add Magnolia Midstream as a guarantor to the Buyer’s 6.625% Senior Notes due 2034 (the “2034 Notes”).

The foregoing descriptions of the MGY Supplemental Indentures are summaries only and are qualified in their entirety by reference to each MGY Supplemental Indenture, copies of which are attached as Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Acquisition, Magnolia and Seller entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, Magnolia will register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of any shares of common stock to be issued as the Equity Consideration. The Registration Rights Agreement provides for certain underwritten demand, “piggy-back” and shelf registration rights, subject to certain customary limitations. Additionally, Seller has agreed to a 30-day lock-up period with respect to shares constituting the Equity Consideration. Magnolia has also agreed to pay certain expenses of Seller incurred in connection with the exercise of its rights under the Registration Rights Agreement and indemnify Seller for certain securities law matters in connection with any registration statement filed pursuant thereto.

The foregoing description of the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” and Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.01.

As discussed in the Introductory Note, on September 10, 2026, the Acquisition was completed upon the terms and subject to the conditions of the Purchase Agreement. As consideration for the Acquisition and the transactions contemplated by the Purchase Agreement, the purchase price was comprised of (i) Cash Consideration of $2,570 million, subject to final customary adjustments, (ii) Equity Consideration of 32,203,000 shares of common stock and (iii) the assumption of the 2029 Notes.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the “Introductory Note” and Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” and Item 1.01 of this Current Report regarding the Equity Consideration is hereby incorporated by reference into this Item 3.02. The issuance of shares of common stock was completed in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01	Regulation FD Disclosure.

On September 10, 2026, Magnolia issued a press release announcing the closing of the Acquisition. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings under the Securities Act, unless specifically identified therein as being incorporated therein by reference. You should not assume that the information contained herein or the accompanying exhibits is accurate as of any date other than the date of each such document. Our business, financial condition, results of operations, prospects and assumptions that were utilized may have changed since those dates.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Seller as of and for the years ended December 31, 2025 and 2024 are attached hereto as Exhibits 99.2 and are incorporated herein by reference. The unaudited condensed financial statements of Seller as of and for the three and six months ended June 30, 2026 and 2025 are filed herewith and attached hereto as Exhibits 99.3 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined financial information of Magnolia as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025 is filed herewith and attached hereto as Exhibit 99.4 and is incorporated herein by reference.

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(d) Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated as of July 19, 2026 by and among Magnolia Oil & Gas Corporation and Magnolia Oil & Gas Operating LLC, as buyers, and WildFire Energy I LLC, as seller (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2026).
4.1	Indenture, dated as of September 26, 2024, among WildFire Intermediate Holdings, LLC, each of the guarantors party thereto and U.S. Bank Trust Company, National Association.
4.2	First Supplemental Indenture, dated as of September 10, 2026, among Magnolia Oil & Gas Operating LLC, the guarantor party thereto and U.S. Bank Trust Company, National Association.
4.3	First Supplemental Indenture, dated as of September 10, 2026, among Magnolia Midstream LLC and Regions Bank.
4.4	First Supplemental Indenture, dated as of September 10, 2026, among Magnolia Midstream LLC and Regions Bank.
4.5	Registration Rights Agreement, dated as of September 10, 2026, by and among Magnolia Oil & Gas Corporation and WildFire Energy I LLC.
23.1	Consent of Grant Thornton LLP, independent auditors for Seller, dated September 14, 2026.
99.1	Press Release issued September 10, 2026.
99.2	Audited Financial Statements of Seller as of and for the years ended December 31, 2025 and 2024 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2026).
99.3	Unaudited Condensed Financial Statements of Seller as of and for the three and six months ended June 30, 2026 and 2025.
99.4	Unaudited Pro Forma Financial Information of Magnolia as of and for the six months ended June 30, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026	MAGNOLIA OIL & GAS CORPORATION

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Executive Vice President, Chief Legal and Commercial Officer, Corporate Secretary and Land